SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
April 11, 2006

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

000-18911	81-0519541

(Commission File Number)	IRS Employer Identification No.

49 Commons Loop Kalispell, MT 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

          William L. Bouchee and Fred J. Flanders have decided to retire from the Glacier Bancorp, Inc. Board of Directors to be effective at the Company’s annual meeting of shareholders to be held on April 26, 2006.

          Mr. Bouchee has been on the Company’s Board of Directors since 1996 and will continue to serve as Chief Executive Officer and Vice Chairman of First Security Bank of Missoula, a subsidiary of the Company.

           Mr. Flanders retired as President of the Company’s subsidiary, Valley Bank of Helena, in 1998 and as Valley’s Chairman of the Board in December 2005. He has been a member of the Company’s Board since 1998.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 11, 2006
GLACIER BANCORP, INC.

/s/ Michael J. Blodnick

Michael J. Blodnick
President and Chief Executive Officer